Earnings Release 1st Quarter - 2005 Weyerhaeuser Company April 21, 2005 DTP/3065 2005 Q1.ppt • 4/20/05 • 1

Forward-looking Statement This presentation contains statements concerning the company's future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "expects," "may," "will," "believes," "should," "approximately," anticipates," "estimates," and "plans," and the negative or other variations of those terms or comparable terminology or by discussions of strategy, plans or intentions. In particular, some of these forward- looking statements deal with expectations regarding the company's markets in the second quarter of 2005; expected earnings and performance of the company's business segments during the second quarter of 2005, demand and pricing for the company's products in the second quarter of 2005, non- strategic timberland sales in the second quarter of 2005, land sales in the second quarter of 2005, expected capital expenditures in 2005, the expected closing of the sale of BC Coastal Assets in the second quarter of 2005, and other matters. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to: the effect of general economic conditions, including the level of interest rates and housing starts; market demand for the company's products, which may be tied to the relative strength of various U.S. business segments; the company's ability to increase the prices of our products; energy prices; weather conditions; availability and pricing of raw materials; the availability of transportation; the successful execution of internal performance plans and the performance of the company's manufacturing operations; the level of competition from domestic and foreign producers; the effect of forestry, land use, environmental and other governmental regulations; fires, floods and other natural disasters; and regulatory actions and legal proceedings. The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar; and restrictions on international trade or tariffs imposed on imports, including the countervailing and dumping duties imposed on the company's softwood lumber shipments from Canada to the United States. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of those numbers to U.S. GAAP financial measures is included in this presentation which is available on the company's website at www.weyerhaeuser.com

2005 Q1 Earnings Summary 2005 Q1 Earnings Summary * * $ in Millions except EPS 2005 Q1 Q2 Q3 Q4 YTD Q1 Operating Earnings before Special Items Timberlands 159 $ 201 $ 174 $ 217 $ 751 $ 203 $ Wood Products 185 464 320 36 1,005 132 Pulp "&" Paper (22) 14 80 35 107 19 Containerboard, Packaging "&" Recycling 28 62 94 81 265 64 Real Estate "&" Related Assets 120 118 155 217 610 183 Corporate and Other (64) (67) (45) (7) (183) (17) Total Operating Earnings before Special Items 406 $ 792 $ 778 $ 579 $ 2,555 $ 584 $ Special Items (31) (16) 306 (40) 219 (20) Total Operating Earnings 375 $ 776 $ 1,084 $ 539 $ 2,774 $ 564 $ Interest Expense, net (192) (217) (184) (236) (829) (196) Income Taxes (62) (190) (306) (104) (662) (129) Net Income 121 $ 369 $ 594 $ 199 $ 1,283 $ 239 $ Diluted EPS 0.54 $ 1.57 $ 2.45 $ 0.82 $ 5.43 $ 0.98 $ Diluted EPS before Special Items 0.62 $ 1.67 $ 1.62 $ 1.07 $ 5.01 $ 1.03 $ *Interest expense included $21MM loss in the 2nd quarter and $52 MM loss in the 4th quarter on early extinguishment of debt. 2004 * * DTP/3065 2005 Q1.ppt • 4/20/05 • 7

EPS Before Special Items A reconciliation to GAAP EPS is available at www.weyerhaeuser.com Q1 0.62 Q2 1.67 Q3 1.62 Q4 1.07 Q1 1.03 2004 2005 DTP/3065 2005 Q1.ppt • 4/20/05 • 9

Earnings per Share Reconciliation Earnings per Share Reconciliation 2005 Q1 Q2 Q3 Q4 Q1 Diluted EPS before Special Items $0.62 $1.67 $1.62 $1.07 $1.03 Integration and Restructuring (0.04) Charges for Closure of Facilities (0.03) (0.02) Gains (Loss) on Sale of Assets 0.10 0.74 0.10 Litigation Charges (0.14) (0.04) (0.03) Hardboard Siding Reserve Reduction 0.05 BC Tenure Reallocation 0.07 Effect of Change in Acctg Principle (0.07) Loss on Early Extinguishment of Debt (0.06) (0.14) Asset Impairment (0.08) Donated Technology (0.06) Diluted EPS (GAAP) $0.54 $1.57 $2.45 $0.82 $0.98 2004 DTP/3065 2005 Q1.ppt • 4/20/05 • 11

Earnings per Share Comparison 2004 Q4 vs. 2005 Q1 $ per Share Before Special Items* *A reconciliation before Special Items to GAAP can be found on page 6. Before Special Items Before Special Items 2004 Q4 1.07 Price 1.07 0.22 Volume 1.29 0.02 Raw Material 1.29 0.02 Mfg. 1.18 0.11 Real Estate & Related 1.09 0.09 Other 1.03 0.06 2005 Q1 1.03 1.07 ..22 ..02 (0.02) (0.11) (0.09) 1.03 (0.06) DTP/3065 2005 Q1.ppt • 4/20/05 • 13